UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)                    October 11, 2017

Coach, Inc.
(Exact name of registrant as specified in its charter)

MARYLAND	1-16153	52-2242751
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Hudson Yards, New York, NY	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code                          (212) 594-1850

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).           Emerging growth company          ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                               ⃞

Item 8.01  Other Events.

On October 11, 2017, Coach, Inc. (the “Company”) announced that it will change its name to Tapestry, Inc., effective October 31, 2017.   The Company’s common stock, $0.01 par value per share, currently trades on the New York Stock Exchange under the symbol “COH,” which will change to “TPR” on October 31, 2017.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibit is being furnished herewith:

99.1                Text of Press Release, dated October 11, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2017

COACH, INC.

	By:	/s/ Nancy Axilrod
Nancy Axilrod
General Counsel & Assistant Secretary

EXHIBIT INDEX

99.1	Text of Press Release, dated October 11, 2017